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                                                                    EXHIBIT 10.9

                             BOX ENERGY CORPORATION

                             1997 STOCK OPTION PLAN
                   (As Amended June 17, 1999 and May 23, 2001)

         1. Purpose. The purpose of this 1997 Stock Option Plan (the "Plan") is to advance the interests of Box Energy Corporation (the "Company") by encouraging certain employees of the Company and its subsidiaries and non-employee directors of the Company to acquire a proprietary interest in the Company through ownership of Class B Common Stock of the Company (the "Common Stock") and thereby to provide such employees and directors additional incentives in the success of the Company, to encourage such employees to remain with the Company and to attract other qualified persons to become employees.

         2. Administration. The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board of Directors"), which Committee shall be composed of not less than two directors of the Company who each qualify as (i) a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision and (ii) an "outside director" under Treasury Regulations Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision. Subject to the provisions of the Plan, the Committee is authorized to determine participants to whom options will be granted, the times at which options will be granted, the periods during which they will be exercisable, and the number of shares, the exercise price and other terms and conditions of such options. The Committee shall have full and final authority to interpret the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and the options, and to make other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and binding on all persons. A majority of the Committee shall constitute a quorum, and the Committee shall act pursuant to a majority vote or by unanimous written consent. The Board of Directors also may grant options to directors and employees under the Plan, and any authority and discretion provided to the Committee with respect to the granting of stock options by the Committee hereunder shall also apply to the Board of Directors with respect to stock options granted by the Board of Directors.

         3. Eligibility. Directors of the Company, and such key employees of the Company and any of its subsidiaries as the Committee shall determine from time to time, shall be eligible to be granted options under the Plan.

         4. Stock Subject to Options. The aggregate number of shares of Common Stock that may be issued upon the exercise of options granted under the Plan shall not exceed 3,750,000, subject to adjustment under the provisions of paragraph 12. In addition, the maximum number of shares of Common Stock that may be issued to any individual under the Plan shall be no more than 25% of the aggregate available under the Plan, subject to adjustment under the provisions of paragraph 12. Such shares of Common Stock may be either authorized but unissued shares or previously issued shares that shall have been reacquired by the Company. If any outstanding option under the Plan is forfeited, expires or is terminated for any reason, the shares of Common Stock subject to the unexercised portion of such option shall again be available for issuance pursuant to the grant of stock options.

         5. Types of Options. Options granted pursuant to the Plan may be either "incentive stock options" under Section 422 of the Code or "non-qualified stock options" that do not qualify as incentive stock options. The Committee shall have full authority to determine which options, if any, shall be incentive stock options and which shall be non-qualified stock options. The grant of an option under the Plan shall be evidenced by a written agreement executed by the Company and the optionee, in such form and containing such terms and conditions as the Committee may determine, subject to the provisions and limitations contained in the Plan.

         6. Transferability of Options. The Committee may in its discretion provide in any stock option agreement that all or a portion of such option may be transferred by the optionee on such terms and subject to such limitations set forth in the stock option agreement. Unless a stock option agreement specifically permits transfer of an option, no option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during the lifetime of the optionee only by the optionee or by his or her guardian or legal representative.



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         7. Allotment of Shares; Exercise Price. The Committee shall determine, subject to the limitations set forth in paragraph 4, the total number of shares covered by each option and the exercise price therefor (which may not be less than the par value of the Common Stock) to be granted to each optionee under the Plan. The exercise price with respect to incentive stock options shall not be less than the Fair Market Value (as hereinafter defined) on the date of grant, nor less than 110% of such Fair Market Value in the case of any incentive stock option granted to any individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its subsidiaries or its parent. "Fair Market Value" of the Common Stock as of any date shall be the closing price on such date (or if no trades occurred on such date on the next preceding day on which trading occurred) as reported for consolidated transactions on the principal national securities exchange on which the Common Stock is listed or admitted to trading or on the NASDAQ National Market System or SmallCap Market System, or if not so listed or admitted to trading, the average of the high bid and low asked prices of the Common Stock on such date in the over-the-counter market as reported by the NASDAQ reporting system or other system then in use.

         8. Term of Option. Each option shall be granted for such term as the Committee shall determine; provided, that no option shall be exercisable more than 10 years after the date of grant, and no incentive stock option granted to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its subsidiaries or its parent shall by its terms be exercisable more than five years from the date of grant.

         9. Exercises. Except as otherwise set forth herein, each option shall be exercisable over such period and at such times as the Committee shall determine. In addition to any other limitations set forth herein, the aggregate Fair Market Value of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee in any calendar year (under all plans of the Company and its subsidiaries and its parent) shall not exceed $100,000. No option shall be exercised for fewer than 100 shares unless the remaining shares purchasable under the option are fewer than 100 shares. The Committee may provide in any stock option agreement that upon a Change in Control (as hereinafter defined) all previously granted, unexpired options of an optionee will immediately become fully exercisable to the extent of shares then covered by such option. A "Change in Control" shall mean any of the following events:

                  (i) a merger or consolidation to which the Company is a party if the individuals and entities who were stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the Exchange
         Act) of less than 50% of the total combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation;

                  (ii) the acquisition or holding of direct or indirect beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) of securities of the Company representing in the aggregate 30% or more of the total combined voting power of the Company's then issued and outstanding voting securities by any person, entity or group of associated persons or entities acting in concert, other than S-Sixteen Holding Company, any employee benefit plan of the Company or of any subsidiary of the Company, or any entity holding such securities for or pursuant to the terms of any such plan, beginning from and after such time as S-Sixteen Holding Company shall no longer have direct or indirect beneficial ownership (as so defined) of securities of the Company representing in the aggregate a larger percentage of the total combined voting power of the Company's then issued and outstanding securities than that held by any other person, entity or group;

                  (iii) the sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; or

                  (iv) the approval by the stockholders of the Company of any plan or proposal for the liquidation of the Company or its material subsidiaries, other than into the Company.

         10. Payment for Shares.

         (a) Purchase Price. The purchase price of each share of Common Stock purchased upon the exercise of any option granted hereunder shall be paid in full at the time of such purchase, and a stock certificate representing



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such shares shall be delivered therefor. Until the stock certificate for such shares is issued in the optionee's name, such optionee will have no rights of a stockholder of the Company. Payment may be made in whole or in part in cash or, unless the Committee shall object, in common stock of the Company previously owned by the optionee for such period as the Committee may require, valued at Fair Market Value on the day preceding the date of exercise.

         (b) Tax Withholding. It shall be a condition to the performance of the Company's obligation to issue or transfer shares of Common Stock upon exercise of an option that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issuance or transfer of such shares. The Committee may provide the optionee with the right to satisfy federal or state tax obligations by delivery of previously owned shares, or electing to have the Company withhold shares otherwise issuable upon exercise of a non-qualified stock option, the Fair Market Value of which does not exceed the amount required to cover the federal or state tax obligation (including FICA) incurred in connection with the exercise of such option.

         11. Termination of Options.

         (a) Death or Disability. In the event of the death or total and permanent disability (as provided in the Company's disability insurance policy, under Company policy or under procedures established by the Committee) of an optionee, any option granted hereunder and held by such optionee may thereafter be exercised, to the extent exercisable on the date of such death or disability, or to such greater extent as the Committee may at any time determine, for a period of one year from the date of death or disability, but in no event after the expiration of the term of such option.

         (b) Retirement or Resignation with Consent of the Company. In the event of the retirement of an optionee at the normal retirement age in accordance with the retirement policy of the Company, or the resignation of the optionee with the written consent of the Company, or the ceasing to be a member of the Board of Directors in the case of a director who is not an employee of the Company, any option held by such optionee may thereafter be exercised, to the extent exercisable on the date of such retirement, resignation or ceasing to be a director, or to such greater extent as the Committee may at any time determine, for a period of 60 days following the date of such retirement, resignation, or ceasing to be a director, but in no event after the expiration of the term of such option.

         (c) Other Termination. In the event of a termination of employment of an optionee other than by reason of death, disability, normal retirement or resignation with the written consent of the Company, unless otherwise determined by the Committee, any option granted hereunder and held by such optionee shall, to the extent not previously exercised, forthwith terminate on the date of such termination of employment.

         12. Adjustment of Options. In the event of any stock dividend, stock split, combination of shares, merger, consolidation, recapitalization, reclassification or other similar capital or corporate structure change, the number of shares of Common Stock at the time of such change remaining subject to the Plan, the maximum number of shares issuable to any individual, the number of shares subject to any outstanding options and the exercise price thereof and any other relevant provisions of such options shall be appropriately adjusted to reflect such change, and the Committee's determination as to the terms of any such adjustments shall be binding and conclusive on all persons.

         13. Effective Date. The Plan shall become effective on the date of approval of the Plan by the holders of a majority of the shares of Class A Common Stock of the Company present at a duly held meeting of stockholders.

         14. Amendment. The Board of Directors may at any time suspend or terminate the Plan or amend it from time to time in any respect, except that without the appropriate approval of the holders of Class A Common Stock, no such amendment shall increase the maximum number of shares subject to the Plan, increase the maximum number of shares issuable to any person or change the designation of the class of persons eligible to receive options.

         15. Legal Compliance. The obligation of the Company to sell and deliver shares of Common Stock pursuant to the exercise of an option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations applying to the authorization, issuance, listing or sale of securities. The Company may also require in connection with any grant or exercise of an incentive stock option that the optionee agree to notify the Company when making any disposition of the shares received on exercise of such


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incentive stock option, whether by sale, gift or otherwise, within two years of the date of grant or within one year of the date of exercise.

         16. No Employment Right. Nothing contained in the Plan or in any option granted thereunder shall confer upon any optionee any right to continued employment by the Company, any of its subsidiaries or parent, or to continued membership on the Board of Directors, or limit in any way the right of the Company, any of its subsidiaries or its parent to terminate the optionee's employment at any time. The granting of any option hereunder shall impose no obligation upon the optionee to exercise any option.

         17. Indemnification. In addition to any other rights of indemnification as members of the Board of Directors of the Company and to the extent permitted by law, the members of the Committee shall be indemnified and held harmless by the Company against all loss, damage and expenses, including reasonable attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding to which any of them may be a party by reason of any action taken or any failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof approved by legal counsel to the Company, provided that such members shall have notified the Company promptly after the institution of any such action, suit or proceeding.